Exhibit 10.d

AMENDMENT TO THE

CHANGE IN CONTROL,

SEVERANCE AND EMPLOYMENT AGREEMENT

FOR KENNETH T. NEILSON

This Amendment to the Change in Control, Severance and Employment Agreement for Kenneth T. Neilson (the “Amendment”), is made this 17th day of September, 2003, between Hudson United Bancorp and Hudson United Bank (collectively, the “Company”), a New Jersey corporation which maintains its principal office at 1000 MacArthur Boulevard, Mahwah, New Jersey, and Kenneth T. Neilson (the “Executive”), and amends the Change in Control, Severance and Employment Agreement for Kenneth T. Neilson, which was made effective as of January 1, 1997 (the “Agreement”).

WHEREAS, the Executive is presently an executive officer of the Company; and

WHEREAS, the Executive and the Company wish to amend the Agreement as provided herein;

NOW, THEREFORE, for the good and valuable consideration set forth herein, and the Executive’s continued employment with the Company, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

1. Paragraph 9(d) of the Agreement, relating to “Payments and Benefits,” is amended by adding the following language after the end of the first sentence thereof:

“For purposes of the calculation of the bonus amount component of the Lump Sum only, Paragraph 1(b)(ii)(B), regarding the Time of the Change of Control, will be disregarded.”

2. The Company and the Executive agree that for purposes of Clause (ii) of Paragraph 9(d) of the Agreement, the annual incentive bonus paid to the Executive for the 2002 fiscal year was $1,103,843.00, which is the amount shown in the Company’s proxy statement for such year, and that the $512,502.00 incentive bonus paid to the Executive in January 2003 shall only be considered as having been paid in fiscal year 2002.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized representatives pursuant to the authority of its Board of Directors’ Compensation Committee, and the Executive has personally executed this Agreement, all as of the day and year first above written.

ATTEST:	HUDSON UNITED BANCORP AND HUDSON UNITED BANK

/s/ D.Lynn Van Borkulo-Nuzzo	By:	/s/ Charles F.X. Poggi
.D. Lynn Van Burkulo-Nuzzo		Charles F. X. Poggi
Corporate Secretary	Chairman, Compensation Committtee

WITNESS:	EXECUTIVE

/s/ Victoria S. Freund	/s/ Kenneth T. Neilson
Victoria S. Freund		Kenneth T. Neilson